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                                                                   EXHIBIT 23.5

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We consent to the use of our reports on the combined financial statements of Valu-Line of Longview, Inc. as of December 31, 1996, dated May 23, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

HEIN + ASSOCIATES LLP
Houston, Texas
February 10, 1998